Exhibit 99.2
IBM 1Q 2023 Earnings April 19, 2023 ibm.com/investor

Forward-looking statements and non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM website, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and presentation materials, certain non-GAAP information including operating earnings and other “operating” financial measures, operating pre-tax income and margin excluding the impact of workforce rebalancing, free cash flow, net cash from operating activities excluding IBM Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 19, 2023. The reconciliation of non-GAAP information to GAAP is included in the press release within Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on April 19, 2023, as well as on the slides entitled “Non-GAAP supplemental materials” in this presentation. To provide better transparency, the company also discusses management performance metrics including annual recurring revenue, signings, and book-to-bill. The metrics are used to monitor the performance of the business and are viewed as useful decision-making information for management and stakeholders. The rationale for management’s use of these performance metrics and their calculation are included in the Management Discussion section of the company’s 2022 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 28, 2023. For other related information please visit the Company’s investor relations website at: https://www.ibm.com/investor/events/earnings-1Q23 2

3 Arvind Krishna Chairman and Chief Executive Officer James Kavanaugh SVP, Finance & Operations, Chief Financial Officer

“Our first quarter results demonstrate that clients are continuing to turn to IBM for our unique combination of an open hybrid cloud platform, enterprise-focused AI, and business expertise to unlock productivity and drive efficiency in their operations. This gives us confidence in our current growth expectations for revenue and free cash flow for the year.” Arvind Krishna IBM Chairman and CEO 4 1Q23 Performance Clients, ecosystem and innovation Hybrid cloud and AI progress CEO perspective

$14.3B Revenue $1.3B Free Cash Flow 1Q23 Financial highlights Revenue growth rates @CC 5 4% Revenue growth ~75% Revenue mix in software and consulting >50% Recurring revenue mix “In the quarter, we remained focused on the fundamentals of our business, increasing productivity and generating operating leverage. As a result, we again expanded our gross profit margin, improved our underlying profit performance and increased our cash generation. We are well-positioned to continue investing for growth and returning value to shareholders through dividends.” James Kavanaugh IBM SVP & CFO 80bps Gross margin expansion (operating) 130bps Operating pre-tax margin expansion excl. workforce rebalancing $17.6B Cash and marketable securities

Broad-based growth across the portfolio Solid and growing recurring revenue; Hybrid Platform & Solutions annual recurring revenue of $13.5 billion OpenShift annual recurring revenue of $1 billion Gross margin expansion 6 $5.9B Revenue Revenue categories Transaction Processing +7% yr/yr +6% Revenue growth Hybrid Platform & Solutions +5% yr/yr Red Hat 11% Automation 2% Data & AI 3% Security 2% Software 1Q23 results; revenue growth rates @CC

7 $5.0B Revenue Revenue categories Application Operations +13% yr/yr +8% Revenue growth Continued strength in technology-driven transformations Growth across all revenue categories and geographies Book-to-bill ratio of 1.07 for the last year Gross and pre-tax margin expansion Technology Consulting +4% yr/yr Business Transformation +6% yr/yr Consulting 1Q23 results; revenue growth rates @CC

8 $3.1B Revenue Revenue categories Infrastructure Support (4%) yr/yr Flat Revenue growth Hybrid Infrastructure +4% yr/yr zSystems +11% Distributed Infrastructure Flat zSystems performance reflects solid demand in the fourth quarter of z16 cycle Distributed Infrastructure performance driven by Storage growth offset by Power10 wrap Gross and pre-tax margin expansion Infrastructure 1Q23 results; revenue growth rates @CC

9 Summary 1Q23 Summary Solid start to the year Client demand for digital transformations with focus on cost reduction and ROI Delivering growth and productivity 2023 Expectations Revenue growth of 3% to 5% @CC Free cash flow of ~$10½ billion, up >$1 billion yr/yr

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11 Supplemental material ● Revenue and P&L highlights ● Cash flow and balance sheet highlights ● Currency impact on revenue growth ● Software & Infrastructure segment details ● Consulting segment details ● Expense summary ● Balance sheet summary ● Cash flow summary ● Cash flow (ASC 230) ● Software segment revenue categories ● Consulting segment revenue categories ● Infrastructure segment revenue categories ● Non-GAAP supplemental materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

12 Revenue and P&L highlights Revenue growth rates @CC, $ in billions *Yr/Yr reflects impact of ($0.26B) workforce rebalancing charges in 1Q23 Revenue highlights 1Q23 B/(W) Yr/Yr Revenue $14.3 4% Americas $7.1 1% Europe/ME/Africa $4.3 8% Asia Pacific $2.8 7% Operating P&L highlights $ 1Q23 B/(W) impact of Yr/Yr WFR* Gross profit $7.7 2% Expense $6.2 (3%) (4 pts) Pre-tax income $1.4 (4%) (17 pts) Net income $1.2 (2%) (16 pts) Earnings per share $1.36 (3%) (16 pts) Operating P&L highlights % 1Q23 B/(W) impact of Yr/Yr WFR* Gross profit margin 53.7% 0.8 pts Expense E/R 43.6% (1.3 pts) (1.8 pts) Pre-tax income margin 10.2% (0.5 pts) (1.8 pts) Net income margin 8.8% (0.2 pts) (1.4 pts) Tax rate 13.8% 2.3 pts

13 Cash flow and balance sheet highlights $ in billions *1Q22 includes immaterial cash flows from discontinued operations **Non-GAAP financial measure; excludes Financing receivables ***Non-GAAP financial measure; adjusts for Financing receivables and net capital expenditures Balance sheet Mar 23 Dec 22 Mar 22 Cash & marketable securities $17.6 $8.8 $10.8 Total debt $58.7 $50.9 $54.2 Selected debt measures Mar 23 Dec 22 Mar 22 IBM Financing debt $10.5 $12.9 $12.2 Core (non-IBM Financing) debt $48.2 $38.1 $42.1 Cash flow 1Q23 Yr/Yr Net cash from operations** $1.8 $0.2 Free cash flow*** $1.3 $0.1 Selected uses of cash 1Q23 Yr/Yr Net capital expenditures $0.5 $0.1 Acquisitions $0.0 $0.7 Dividends $1.5 $0.0 *

14 Currency impact on revenue growth Quarterly averages per US $ 1Q23 Yr/Yr Spot 2Q23 3Q23 4Q23 FY23 4/18/23 Euro 0.93 (5%) 0.91 3% 8% 7% 4% Pound 0.82 (10%) 0.80 (1%) 5% 6% 0% Yen 132 (14%) 134 (3%) 3% 5% (2%) Revenue impact, future @ 4/18/23 Spot (4 pts) (0-1 pts) 2-3 pts 2-3 pts ~0 pts Prior view @ 1/14/23 Spot (3-4 pts) (0-1 pts) 2-3 pts 2-3 pts 0-1 pts US $B Yr/Yr Revenue as reported $14.3 0.4% Currency impact ($0.6) (4.0 pts) Revenue @CC 4.4%

15 Software & Infrastructure segment details Revenue growth rates @CC, $ in billions *Annual recurring revenue for Hybrid Platform & Solutions, growth rate @CC Software segment 1Q23 B/(W) Yr/Yr Revenue $5.9 6% Hybrid Platform & Solutions $4.2 5% Red Hat 11% Automation 2% Data & AI 3% Security 2% Transaction Processing $1.7 7% Pre-tax income $1.2 3% Pre-tax income margin 19.7% Flat Annual recurring revenue* $13.5 7% Infrastructure segment 1Q23 B/(W) Yr/Yr Revenue $3.1 Flat Hybrid Infrastructure $1.7 4% zSystems 11% Distributed Infrastructure Flat Infrastructure Support $1.4 (4%) Pre-tax income $0.2 8% Pre-tax income margin 7.0% 0.8 pts

16 Consulting segment details Consulting segment 1Q23 B/(W) Yr/Yr Revenue $5.0 8% Business Transformation $2.3 6% Technology Consulting $0.9 4% Application Operations $1.7 13% Gross profit margin 25.2% 0.9 pts Pre-tax income $0.4 10% Pre-tax income margin 7.7% 0.5 pts Signings $5.2 7% Book-to-bill ratio (TTM) 1.07 Revenue & signings growth rates @CC, $ in billions

17 Expense summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of closed divested businesses **represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures Expense 1Q23 B/(W) Acq/ Yr/Yr Currency Divest* Base** SG&A – operating $4.6 (7%) 2 pts 0 pts (10 pts) impact of workforce rebalancing $0.3 (6 pts) (6 pts) RD&E $1.7 1% 2 pts 4 pts (4 pts) IP and custom development income ($0.2) 49% Other (income)/expense - operating ($0.2) 35% Interest expense $0.4 (18%) Operating expense & other income $6.2 (3%) 2 pts 1 pts (7 pts) impact of workforce rebalancing $0.3 (4 pts) (4 pts)

18 Balance sheet summary $ in billions *includes eliminations of inter-company activity Mar 23 Dec 22 Mar 22 Cash & marketable securities $17.6 $8.8 $10.8 Core (non-IBM Financing) assets* $103.6 $103.4 $108.9 IBM Financing assets $12.5 $15.0 $13.6 Total assets $133.6 $127.2 $133.3 Other liabilities $53.3 $54.3 $59.9 Core (non-IBM Financing) debt* $48.2 $38.1 $42.1 IBM Financing debt $10.5 $12.9 $12.2 Total debt $58.7 $50.9 $54.2 Total liabilities $112.0 $105.2 $114.2 Equity $21.7 $22.0 $19.1

19 Cash flow summary $ in billions *1Q22 includes immaterial cash flows from discontinued operations B/(W) 1Q23 Yr/Yr* Net cash from operations $3.8 $0.5 Less: IBM Financing receivables $2.0 $0.3 Net cash from operations (excluding IBM Financing receivables) $1.8 $0.2 Net capital expenditures ($0.5) ($0.1) Free cash flow (excluding IBM Financing receivables) $1.3 $0.1 Acquisitions ($0.0) $0.7 Divestitures — ($0.1) Dividends ($1.5) ($0.0) Non-IBM Financing debt $9.7 $5.0 Other (includes IBM Financing net A/R & IBM Financing debt) ($0.8) ($0.2) Change in cash & marketable securities $8.8 $5.5

20 Cash flow (ASC230) 1Q23 1Q22 Net income from operations $0.9 $0.7 Depreciation / amortization of intangibles $1.1 $1.3 Stock-based compensation $0.3 $0.2 Working capital / other ($0.5) ($0.6) IBM Financing A/R $2.0 $1.6 Net cash provided by operating activities $3.8 $3.2 Capital expenditures, net of payments & proceeds ($0.5) ($0.4) Divestitures, net of cash transferred — $0.1 Acquisitions, net of cash acquired ($0.0) ($0.7) Marketable securities / other investments, net ($7.5) ($0.3) Net cash provided by/(used in) investing activities ($8.0) ($1.4) Debt, net of payments & proceeds $7.3 $2.9 Dividends ($1.5) ($1.5) Financing - other ($0.1) ($0.1) Net cash provided by/(used in) financing activities $5.7 $1.4 Effect of exchange rate changes on cash $0.0 ($0.0) Net change in cash, cash equivalents & restricted cash $1.5 $3.3 $ in billions 1Q22 includes immaterial cash flows from discontinued operations

21 Software segment categories Revenue categories Revenue categories – FY 2022 Red Hat Automation Data & AI Security Hybrid Platform & Solutions Transaction Processing Hybrid Platform & Solutions Software, infused with AI, to help clients operate, manage, and optimize their IT resources and business processes within hybrid, multi-cloud environments Red Hat: incl. RHEL, OpenShift, Ansible Automation: incl. business automation, AIOps and management, integration, and application servers Data & AI: incl. data fabric, customer care, data management, business analytics, dataops & governance, asset & supply chain management, information exchange and weather Security: incl. software and services for threat, data and identity Transaction Processing Software that supports clients’ mission-critical on-premise workloads in industries such as banking, airlines and retail incl. transaction processing software such as Customer Information Control System and storage software, and analytics and integration software running on IBM operating systems (e.g., DB2 and WebSphere running on z/OS)

22 Consulting segment categories Revenue categories Business Transformation Technology Consulting Application Operations Revenue categories – FY 2022 Business Transformation Strategy, process design, system implementation and operations services to improve and transform key business processes. Deploys AI and automation in business processes to exploit the value of data and includes an ecosystem of partners alongside IBM technology, which includes strategic partnerships with Adobe, Oracle, Salesforce and SAP, among others Technology Consulting Skills to architect and implement cloud platforms, including Amazon, Microsoft and IBM, and strategies to transform the enterprise experience and enable innovation, including application modernization for hybrid cloud with Red Hat OpenShift Application Operations Application and cloud platform services required to operationalize and run cloud platforms. Facilitates clients’ efforts to manage, optimize and orchestrate application and data workloads across platforms and environments through both custom applications and ISV packages

23 Infrastructure segment categories Revenue categories Revenue categories – FY 2022 Hybrid Infrastructure Innovative infrastructure platforms to help meet the new requirements of hybrid multi-cloud and enterprise AI workloads leveraging flexible and as-a-service consumption models zSystems: incl. hardware and operating system Distributed Infrastructure: incl. Power hardware and operating system, storage hardware, IBM Cloud IaaS, OEM asset recovery service Infrastructure Support Comprehensive, proactive and AI enabled services to maintain and improve the availability and value of clients’ IT infrastructure (hardware and software) both on-premises and in the cloud incl. maintenance for IBM products and other technology platforms zSystems Distributed Infrastructure Hybrid Infrastructure Infrastructure Support

24 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of revenue performance - 1Q 2023 GAAP @CC Total revenue Flat 4% Americas Flat 1% Europe/ME/Africa 2% 8% Asia Pacific (2%) 7% 1Q23 Yr/Yr

25 Non-GAAP supplemental materials The above reconciles the non-GAAP financial information contained in the “Software”, “Consulting”, “Infrastructure”, “Software & Infrastructure segment details”, “Consulting segment details”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of segment revenue performance - 1Q 2023 GAAP @CC Software 3% 6% Hybrid Platform & Solutions 2% 5% Red Hat 8% 11% Automation (1%) 2% Data & AI 1% 3% Security (1%) 2% Transaction Processing 3% 7% 1Q23 Yr/Yr GAAP @CC Consulting 3% 8% Business Transformation 1% 6% Technology Consulting (1%) 4% Application Operations 7% 13% Infrastructure (4%) Flat Hybrid Infrastructure 1% 4% zSystems 7% 11% Distributed Infrastructure (3%) Flat Infrastructure Support (9%) (4%) 1Q23 Yr/Yr

26 Non-GAAP supplemental materials *represents the percentage change after excluding the impact of currency translation & hedges, acquisitions and divestitures. The above reconciles the non-GAAP financial information contained in the “Expense summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of expense summary - 1Q 2023 GAAP Non-GAAP Operating adjustments (non-GAAP) SG&A Currency 2 pts 0 pts 2 pts Acquisitions/divestitures 0 pts 0 pts 0 pts Base* (8 pts) (1 pts) (10 pts) RD&E Currency 2 pts 0 pts 2 pts Acquisitions/divestitures 4 pts 0 pts 4 pts Base* (4 pts) 0 pts (4 pts) Operating expense & other income Currency 2 pts 0 pts 2 pts Acquisitions/divestitures 1 pts 0 pts 1 pts Base* 1 pts (8 pts) (7 pts) 1Q23

27 Non-GAAP supplemental materials $ in millions (except EPS which is in whole dollars) The above reconciles the non-GAAP financial information contained in the “Revenue and P&L highlights”, “Expense summary” and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of continuing operations - 1Q 2023 GAAP Acquisition-related adjustments Retirement-related adjustments Tax reform impacts Kyndryl-related impact Operating (non-GAAP) Gross profit $7,509 $148 — — — $7,658 Gross profit margin 52.7% 1.0 pts — — — 53.7% SG&A 4,853 (246) — — — 4,607 Other (income) & expense (245) (2) 5 — — (242) Total expense 6,451 (247) 5 — — 6,209 Pre-tax income 1,058 396 (5) — — 1,449 Pre-tax income margin 7.4% 2.8 pts (0.0 pts) — — 10.2% Tax rate 11.7% 3.1 pts (0.7 pts) (0.3 pts) — 13.8% Net income 934 305 5 5 — 1,249 Net income margin 6.6% 2.1 pts 0.0 pts 0.0 pts — 8.8% Earnings per share $1.02 $0.33 $0.01 $0.01 — $1.36 1Q23

28 Non-GAAP supplemental materials *Excludes effects of certain acquisition-related charges, non-operating retirement-related cost/(income), and Kyndryl related impacts. For details on these adjustments, see slide entitled “Reconciliation of continued operations – 1Q 2023” in this presentation. ** Workforce rebalancing actions to address remaining stranded costs from portfolio actions. The above reconciles the non-GAAP financial information contained in the “Financial highlights”, “Revenue and P&L highlights”, and “Prepared remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of Pre-tax income and margin – 1Q 2023 1Q23 Yr/Yr 1Q23 Yr/Yr Pre-tax income B/(W) Pre-tax margin B/(W) GAAP 70% 3 pts Non-operating adjustments * (74 pts) (3.5 pts) Operating (non-GAAP) (4%) (0.5 pts) Adjusted to exclude workforce rebalancing charges** 17 pts 1.8 pts Operating (non-GAAP), excl. impact of workforce rebalancing 12% 1.3 pts

29 Non-GAAP supplemental materials *Yr/Yr reflects a one-time non-cash pension settlement charge of $5.9 billion in 2022. The above reconciles the non-GAAP financial information contained in the “Prepared remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated April 19, 2023, for additional information on the use of these Non-GAAP financial measures. Reconciliation of Pre-tax margin – FY 2023 expectations GAAP Operating (non-GAAP) B/(W) B/(W) Pre-tax Income Margin Yr/Yr 12 pts 0.5 pts ~ * ~

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